[SUTHERLAND ASBILL & BRENNAN LLP]


FREDERICK R. BELLAMY
DIRECT LINE: 202.383.0126
E-mail: fred.bellamy@sablaw.com


April 24, 2008

Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re: UBS Life Insurance Company USA Separate Account
      File No. 811-07536

Commissioners:

UBS Life Insurance Company USA, on behalf of the above-referenced Separate Account, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940, hereby files the attached letter, which has been sent to variable annuity contract owners to report the merger of the AllianceBernstein Global Bond Portfolio with the AllianceBernstein U.S. Government/High Grade Portfolio. These portfolios were part of the AllianceBernstein Variable Products Series Fund, Inc. ("AllianceBernstein"), File No. 811-05398.

The letter included a prospectus dated March 14, 2008, announcing the merger. AllianceBernstein filed the prospectus with the SEC on the EDGAR system on March 17, 2008. This prospectus is incorporated by reference into this filing.

If you have any questions or comments regarding the enclosed, please call the undersigned at (202) 383-0126.

                                Sincerely,


                                /s/ Frederick R. Bellamy

                                Frederick R. Bellamy

Enclosures

UBS Life Insurance Company USA
Service Center:
P.O. Box 200
Accord, MA 02018

1-800-986-0088

                                                                        UBS Life

April 6, 2008
Subject: AllianceBernstein Global Bond Portfolio to Merge with AllianceBernstein U.S. Government/High Grade Portfolio

Name of AllianceBernstein U.S. Government/High Grade Portfolio Will Change to AllianceBernstein Intermediate Bond Portfolio

Dear UBS Life Milestones Variable Annuity Contract Owner:

Enclosed is a supplement to your Milestones Variable Annuity prospectus describing the upcoming merger of the AllianceBernstein Global Bond Portfolio with the AllianceBernstein U.S. Government/High Grade Portfolio. (The other three AllianceBernstein Variable Product Series Fund portfolios mentioned in the supplement are not available in your Milestones Variable Annuity contract.) This merger, which will eliminate one of the investment choices in your Milestones Variable Annuity, reducing the number of available portfolios to six, is currently scheduled to take place on April 25, 2008.

As a result of this merger, the AllianceBernstein Global Bond Portfolio will no longer be an investment choice in your Milestones Variable Annuity. In addition, the investment guidelines of the U.S. Government/High Grade Portfolio will broaden, and the name of the U.S. Government/High Grade Portfolio will be changed to Alliance Bernstein Intermediate Bond Portfolio.

We encourage you to discuss this merger with your UBS Financial Advisor to assess whether the resulting strategy of the AllianceBernstein Intermediate Bond Portfolio and the reduced number of portfolio choices is appropriate for your personal financial objectives. Your UBS Financial Advisor would be pleased to answer any questions you may have regarding this merger.

Sincerely,

UBS Life Insurance Company USA
Customer Service

Enclosure

cc: UBS Financial Advisors

Milestones Variable Annuities are issued by UBS Life Insurance Company USA, which is not licensed in Connecticut and New York. Milestones Variable Annuities are distributed by UBS Financial Services, Inc., member FINRA.

Variable annuities, which are not FDIC insured, are long-term contracts designed for retirement purposes and are subject to investment risk, including the possible loss of principal.